Exhibit 32
CERTIFICATION
In connection with the Annual Report of Equitrans Midstream Corporation on Form 10-K for the period ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Equitrans Midstream Corporation.

/s/ Thomas F. Karam	February 14, 2019
Thomas F. Karam President and Chief Executive Officer

/s/ Kirk R. Oliver	February 14, 2019
Kirk R. Oliver Senior Vice President and Chief Financial Officer